FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): September 1, 1998


                           Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-2
                   (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)  (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A  distribution  was made to the  Certificateholders  of the
Structured Asset Mortgage Investments , Inc. Mortgage Pass-Through Certificates, Series 1998-2, on September 1, 1998. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments,
Inc., as Seller,  and The Bank of New York.,  as  Trustee.   Complete
Certificateholder report of the underlying Securities may-be obtain from the trustee, The Bank of New York at 101 Barclay Street,Suite 12E, New York, New York 10286




Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.6) September 1, 1998 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     Structured Asset Mortgage Investments Inc.
                                                    (Registrant)






Date:     September 10, 1998                    By:     /S/William J. Montgoris
                                                        William J. Montgoris
                                                        Treasurer and Secretary

                    STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.6)               September 1, 1998 - Information on Distribution to
                          Certificateholders